Offerings - Offering: 1	Feb. 19, 2026 USD ($) shares
Offering:
Fee Previously Paid	false
Other Rule	true
Security Type	Mortgage Backed Securities
Security Class Title	Benchmark 2026-B42, Commercial Mortgage Pass-Through Certificates, Series 2026-B42
Amount Registered | shares	583,124,000
Proposed Maximum Offering Price per Unit	1
Maximum Aggregate Offering Price	$ 583,124,000
Amount of Registration Fee	$ 80,529.43
Offering Note	(1) Estimated solely for the purpose of calculating the registration fee.